UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 9, 2023

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2023, Adverum Biotechnologies, Inc. (“Adverum”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Stockholders who owned Adverum’s common stock at the close of business on April 12, 2023, the record date for the Annual Meeting, were entitled to vote at the 2023 Annual Meeting. As of the record date, 100,559,625 shares of Adverum’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 69,840,519 shares of Adverum’s common stock were voted in person or by proxy for the proposals set forth below, each of which is described in Adverum’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 25, 2023 (the “Proxy Statement”).

Proposal No. 1. Election of Directors

Adverum’s stockholders elected the Class III director nominees below to Adverum’s Board of Directors, each to hold office until the 2026 Annual Meeting of Stockholders and his or her successor is elected and has qualified, or until his or her earlier death, resignation or removal. The votes were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Mark Lupher, Ph.D.	32,411,169	14,997,656	22,431,694
Rabia Gurses Ozden, M.D.	35,467,028	11,941,797	22,431,694
Scott Whitcup, M.D.	32,408,048	15,000,777	22,431,694

Proposal No. 2. Ratification of Selection of Independent Registered Public Accounting Firm

Adverum’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for its fiscal year ending December 31, 2023. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,982,666	2,003,060	854,793	—

Proposal No. 3. Advisory Vote on Compensation of Named Executive Officers

Adverum’s stockholders approved, on an advisory basis, the compensation of Adverum’s named executive officers as set forth in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,618,433	11,516,914	1,273,478	22,431,694

Proposal No. 4. Approval of the Amendment to the Certificate of Incorporation to Provide for the Exculpation of Officers

Adverum’s stockholders did not approve the amendment to the Certificate of Incorporation to provide for the exculpation of officers as set forth in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,214,186	12,337,109	857,530	22,431,694

Proposal No. 5. Approval of the Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split

Adverum’s stockholders approved the amendment to the Certificate of Incorporation to effect a reverse stock split of Adverum Biotechnologies, Inc. common stock at a ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20, such ratio to be determined in the sole discretion of Adverum’s Board of Directors, as set forth in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,558,680	13,577,455	704,384	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: June 9, 2023	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer